13. Income Taxes - (Details- Schedule of deferred income taxes) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Non-current deferred tax assets:
Retirement benefits	$ 110,263	$ 68,169
Write down of investment(s)	68,408	65,420
Deferred revenue net	149,112	59,016
Other	203,773	45,976
Net operating loss carryforwards	5,009,036	4,661,804
Less: valuation allowance	(5,009,036)	(4,661,804)
Total non-current deferred tax asset	531,557	238,581
Total deferred tax asset	$ 531,557	$ 238,581